As filed with the Securities and Exchange Commission on September 29, 2016

Registration No. 333-213283

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	6022	72-1532188
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

(316) 612-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Brad S. Elliott

Chairman and Chief Executive Officer

Equity Bancshares, Inc.

7701 East Kellogg Drive, Suite 200

Wichita, Kansas 67207

(316) 612-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael G. Keeley, Esq. Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600 Dallas, Texas 75201-7932 (214) 855-3906	Dan R. Bowers, Esq. Bowers Law Firm 1413 McCoy Drive, Suite A Harrison, Arkansas 72601 (870) 741-6166	Jonathan S. Hightower, Esq. Bryan Cave LLP 1201 West Peachtree Street, NW 14th Floor Atlanta, Georgia 30309 (404) 572-6669

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement becomes effective and all other conditions to the proposed merger described herein have been satisfied or waived.

If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 (this “Amendment”) to the Registration Statement on Form S-4 (Registration No. 333-213283) (the “Registration Statement”) is being filed as an exhibit-only filing solely for the purpose of amending Exhibit 23.1 (the consent of Equity Bancshares, Inc.’s independent registered public accounting firm) and Exhibit 23.2 (the consent of Community First Bancshares, Inc.’s independent registered public accounting firm) previously filed with the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II of the Registration Statement, the signature pages to the Registration Statement and Exhibit 23.1 and Exhibit 23.2 filed herewith. The joint proxy statement/prospectus is unchanged and has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers of Equity.

Section 17-6305 of the Kansas General Corporation Code provides that a corporation has the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney’s fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. Similarly, a Kansas corporation may also indemnify any person described in the previous sentence who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that any person found liable to the corporation may be indemnified only if a court has determined such person is fairly and reasonably entitled to indemnity for such expenses. To the extent that a present or former director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any foregoing action, suit or proceeding, or in defense of any claim, issue or matter therein, Section 17-6305 of the Kansas General Corporation Code provides that such director, officer, employee or agent will be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.

Equity’s Articles of Incorporation and Bylaws provide that we will indemnify each of Equity’s officers and directors to the fullest extent permitted by Kansas law and that any modification or repeal of Equity’s Articles of Incorporation or Bylaws will not adversely affect this indemnification right of Equity’s officers and directors with respect to any act or omission occurring prior to such modification or repeal. Equity’s Bylaws further provide that any expenses (including attorneys’ fees) actually and reasonably incurred by Equity’s officers and directors in connection with their defense of any indemnifiable proceeding or the enforcement of their indemnification rights will be paid by Equity in advance of the disposition of such action upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that they were not entitled to be indemnified.

As permitted by Section 17-6002(b)(8) of the Kansas General Corporation Code, Equity’s Articles of Incorporation eliminate a director’s liability to Equity and Equity’s stockholders for monetary damages for breach of a fiduciary duty as a director, except for (a) any breach of the director’s duty of loyalty to Equity or Equity’s stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) certain transactions under Section 17-6424 of the Kansas General Corporation Code (relating to liability for unauthorized acquisitions or redemptions of, or payment of dividends on, capital stock), or (d) for any transaction from which the director derived an improper personal benefit.

Equity’s Bylaws also provide that the indemnification rights set forth in the Bylaws are not exclusive of other indemnification rights to which an indemnified party may be entitled under any statute, provision in Equity’s Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, policy of insurance or otherwise. In this regard, we will enter into indemnification agreements with each of Equity’s current and future directors and officers that will provide these individuals with a contractual right to indemnification from Equity to the fullest extent permitted under Kansas law against any liability that may arise by reason of their service to us, and to the advancement of expenses incurred as a result of any proceeding against them as to which they could be indemnified. Equity’s Bylaws further authorize Equity to purchase and maintain insurance on behalf of Equity’s officers and directors and we have obtained insurance to cover such individuals for certain liabilities.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Equity under any of the foregoing provisions, in the opinion of the SEC, that indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In addition, Equity’s ability to provide indemnification to Equity’s directors and officers is limited by federal banking laws and regulations, including, but not limited to, 12 U.S.C. §1828(k).

Item 21.	Exhibits and Financial Statement Schedules.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated July 14, 2016, between Equity Bancshares, Inc. and Community First Bancshares, Inc. (attached as Annex A to this joint proxy statement/prospectus) (schedules to which have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on May 3, 2016).

3.2	Amended and Restated Bylaws of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

5.1*	Opinion of Wise & Reber, L.C. regarding the validity of the securities to be issued.

8.1*	Opinion of Norton Rose Fulbright US LLP regarding certain tax matters.

8.2*	Opinion of Bryan Cave LLP regarding certain tax matters.

10.1†	Equity Bancshares, Inc. 2006 Non-Qualified Stock Option Plan, as amended (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.2†	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2016).

10.3†	Form of stock option agreement (incorporated by reference to Exhibit 10.2 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.4†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.5†	Amended and Restated Employment Agreement, dated October 10, 2014, between Equity Bank, Equity Bancshares, Inc. and Brad S. Elliott (incorporated by reference to Exhibit 10.4 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

Exhibit No.	Description

10.6†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Gregory H. Kossover (incorporated by reference to Exhibit 10.5 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.7†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Sam S. Pepper, Jr. (incorporated by reference to Exhibit 10.6 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.8	Loan and Security Agreement, dated January 28, 2016, between Equity Bancshares, Inc. and ServisFirst Bank (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on February 03, 2016).

10.9	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on November 19, 2015).

10.10	Stock Purchase Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC, as amended (incorporated by reference to Exhibit 10.8 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.11	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.9 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.12	Registration Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.10 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.13	Management Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.11 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.14	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.12 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.15	Stock Purchase Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.14 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.16	Stock Purchase Agreement, dated May 15, 2012, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.15 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

Exhibit No.	Description

10.17	Management Rights Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.17 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.18	Stock Purchase Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.18 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.19	Registration Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.19 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.20	Management Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.20 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.21	Stock Purchase Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P., as amended (incorporated by reference to Exhibit 10.21 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.22	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.22 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.23	Management Rights Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.24 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.24†	Form of Market President Incentive Plan (incorporated by reference to Exhibit 10.28 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.25	Form of Voting Agreement, dated July 14, 2016, among Equity Bancshares, Inc., Brad S. Elliott, Community First Bancshares, Inc. and the stockholders party thereto (attached as Annex B to this joint proxy statement/prospectus).

10.26	Form of Director Support Agreement, dated July 14, 2016, between Equity Bancshares, Inc. and each of the directors of Community First Bancshares, Inc. (attached as Annex C to this joint proxy statement/prospectus).

21.1	List of Subsidiaries of Equity Bancshares, Inc. (incorporated by reference to Exhibit 21.1 to Equity Bancshares, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2016).

23.1	Consent of Crowe Chizek LLP (with respect to Equity Bancshares, Inc.).

23.2	Consent of Erwin & Company (with respect to Community First Bancshares, Inc.).

23.3*	Consent of Wise & Reber, L.C. (included in Exhibit 5.1).

23.4*	Consent of Norton Rose Fulbright US LLP (included in Exhibit 8.1).

23.5*	Consent of Bryan Cave LLP (included in Exhibit 8.2).

24.1*	Powers of Attorney.

99.1*	Consent of Stephens Inc.

99.2*	Consent of Keefe, Bruyette & Woods, Inc.

Exhibit No.	Description

99.3*	Form of proxy of Community First Bancshares, Inc.

99.4*	Form of proxy of Equity Bancshares, Inc.

99.5*	Consent of Director Nominee – Jerry P. Maland

99.6*	Consent of Director Nominee – Dan R. Bowers

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Previously filed.
**	To be filed by amendment.
†	Represents a management contract or a compensatory plan or arrangement.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement (notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement); and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(6)	That every prospectus (i) that is filed pursuant to paragraph (5) above, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment has become effective, and that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(8)	To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

(9)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, State of Kansas, on September 29, 2016.

EQUITY BANCSHARES, INC.

By:	/s/ Brad S. Elliott
Name: Brad S. Elliott
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad S. Elliott Brad S. Elliott	Chairman and Chief Executive Officer (Principal Executive Officer)	September 29, 2016

/s/ Gregory H. Kossover Gregory H. Kossover	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 29, 2016

* Gary C. Allerheiligen	Director	September 29, 2016

* James L. Berglund	Director	September 29, 2016

* Jeff A. Bloomer	Director	September 29, 2016

* Roger A. Buller	Director	September 29, 2016

* Michael R. Downing	Director	September 29, 2016

* P. John Eck	Director	September 29, 2016

* Gregory L. Gaeddert	Director	September 29, 2016

* Wayne K. Goldstein	Director	September 29, 2016

Signature	Title	Date

* Michael B. High	Director	September 29, 2016

* Randee R. Koger	Director	September 29, 2016

* David B. Moore	Director	September 29, 2016

* Shawn D. Penner	Director	September 29, 2016

* Harvey R. Sorensen	Director	September 29, 2016

*	By:	/s/ Brad S. Elliott
Attorney-in-Fact
September 29, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated July 14, 2016, between Equity Bancshares, Inc. and Community First Bancshares, Inc. (attached as Annex A to this joint proxy statement/prospectus) (schedules to which have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

3.1	Second Amended and Restated Articles of Incorporation of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on May 3, 2016).

3.2	Amended and Restated Bylaws of Equity Bancshares, Inc. (incorporated by reference to Exhibit 3.2 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

5.1*	Opinion of Wise & Reber, L.C. regarding the validity of the securities to be issued.

8.1*	Opinion of Norton Rose Fulbright US LLP regarding certain tax matters.

8.2*	Opinion of Bryan Cave LLP regarding certain tax matters.

10.1†	Equity Bancshares, Inc. 2006 Non-Qualified Stock Option Plan, as amended (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.2†	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2016).

10.3†	Form of stock option agreement (incorporated by reference to Exhibit 10.2 to Equity Bancshares, Inc.’s Amendment No. 1 to Registration Statement on Form S-1, filed with the SEC on October 27, 2015, File No. 333-207351).

10.4†	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.5†	Amended and Restated Employment Agreement, dated October 10, 2014, between Equity Bank, Equity Bancshares, Inc. and Brad S. Elliott (incorporated by reference to Exhibit 10.4 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.6†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Gregory H. Kossover (incorporated by reference to Exhibit 10.5 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.7†	Amended and Restated Employment Agreement, dated December 15, 2014, among Equity Bank, Equity Bancshares, Inc. and Sam S. Pepper, Jr. (incorporated by reference to Exhibit 10.6 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

Exhibit No.	Description

10.8	Loan and Security Agreement, dated January 28, 2016, between Equity Bancshares, Inc. and ServisFirst Bank (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on February 03, 2016).

10.9	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on November 19, 2015).

10.10	Stock Purchase Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC, as amended (incorporated by reference to Exhibit 10.8 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.11	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.9 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.12	Registration Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.10 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.13	Management Rights Agreement, dated October 7, 2010, among Equity Bancshares, Inc., Belfer Investment Partners, L.P. and LIME Partners LLC (incorporated by reference to Exhibit 10.11 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.14	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (incorporated by reference to Exhibit 10.12 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.15	Stock Purchase Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.14 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.16	Stock Purchase Agreement, dated May 15, 2012, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.15 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.17	Management Rights Agreement, dated October 13, 2010, between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P. (incorporated by reference to Exhibit 10.17 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.18	Stock Purchase Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.18 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

Exhibit No.	Description

10.19	Registration Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.19 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.20	Management Rights Agreement, dated October 13, 2010, among GEMS Fund, L.P. and GC Partners International LTD (incorporated by reference to Exhibit 10.20 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.21	Stock Purchase Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P., as amended (incorporated by reference to Exhibit 10.21 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.22	Stock Purchase Agreement, dated May 15, 2012, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.22 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.23	Management Rights Agreement, dated September 30, 2010, among Equity Bancshares, Inc., Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (incorporated by reference to Exhibit 10.24 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.24†	Form of Market President Incentive Plan (incorporated by reference to Exhibit 10.28 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the SEC on October 9, 2015, File No. 333-207351).

10.25	Form of Voting Agreement, dated July 14, 2016, among Equity Bancshares, Inc., Brad S. Elliott, Community First Bancshares, Inc. and the stockholders party thereto (attached as Annex B to this joint proxy statement/prospectus).

10.26	Form of Director Support Agreement, dated July 14, 2016, between Equity Bancshares, Inc. and each of the directors of Community First Bancshares, Inc. (attached as Annex C to this joint proxy statement/prospectus).

21.1	List of Subsidiaries of Equity Bancshares, Inc. (incorporated by reference to Exhibit 21.1 to Equity Bancshares, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 17, 2016).

23.1	Consent of Crowe Chizek LLP (with respect to Equity Bancshares, Inc.).

23.2	Consent of Erwin & Company (with respect to Community First Bancshares, Inc.).

23.3*	Consent of Wise & Reber, L.C. (included in Exhibit 5.1).

23.4*	Consent of Norton Rose Fulbright US LLP (included in Exhibit 8.1).

23.5*	Consent of Bryan Cave LLP (included in Exhibit 8.2).

24.1*	Powers of Attorney.

99.1*	Consent of Stephens Inc.

99.2*	Consent of Keefe, Bruyette & Woods, Inc.

99.3*	Form of proxy of Community First Bancshares, Inc.

99.4*	Form of proxy of Equity Bancshares, Inc.

99.5*	Consent of Director Nominee – Jerry P. Maland

Exhibit No.	Description

99.6*	Consent of Director Nominee – Dan R. Bowers

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definitive Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Previously filed
**	To be filed by amendment.
†	Represents a management contract or a compensatory plan or arrangement.